                99.1 Financial Statements of Business Acquired.

                             LOTS A' BAGELS, INC.

                                Balance Sheets

                September 30, 1996, December 31, 1995 and 1994

                                                                        December 31,
                                                 September 30,   -------------------------
                 ASSETS                              1996           1995          1994
                                                     ----           ----          ----
                                                 (Unaudited)

Current assets:
  Cash                                           $    32,857          31,538         2,670
  Accounts receivable                                 23,261          20,532        22,436
  Inventory                                           25,918          19,966        18,317
  Other current assets                                 4,322          22,401        20,114
                                                 -----------     -----------   -----------
      Total current assets                            86,358          94,437        63,537

Property and equipment, net (note 3)               1,719,004       1,314,630       929,819

Other assets                                          36,630          29,840        15,015
                                                 -----------     -----------   -----------

                                                 $ 1,841,992       1,438,907     1,008,371
                                                 -----------     -----------   -----------

                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Current portion of long-term debt (note 4)     $   300,000         170,000       370,000
  Bank overdraft                                           -               -        26,383
  Accounts payable                                    31,358          38,344        28,973
  Accrued payroll and benefits                        32,933          53,843        27,732
  Accrued liabilities                                 57,382          52,130        38,771
                                                 -----------     -----------   -----------
      Total current liabilities                      421,673         314,317       491,859

Long-term debt, less current portion (note 4)      1,200,888         878,871       355,722
                                                 -----------     -----------   -----------
      Total liabilities                            1,622,561       1,193,188       847,581
                                                 -----------     -----------   -----------

Shareholders' equity:
  Common stock, no par value, authorized 50,000
    shares; issued and outstanding 10,000 shares      10,000          10,000        10,000
  Retained earnings                                  209,431         235,719       150,790
                                                 -----------     -----------   -----------
      Total shareholders' equity                     219,431         245,719       160,790

Commitments (notes 5 and 6)
                                                 -----------     -----------   -----------

                                                 $ 1,841,992       1,438,907     1,008,371
                                                 -----------     -----------   -----------
                                                 -----------     -----------   -----------

See accompanying notes to financial statements.

                             LOTS A' BAGELS, INC.

                           Statements of Operations

                Years Ended December 31, 1995 and 1994 and the
                 Nine Months Ended September 30, 1996 and 1995


                                           Nine Months Ended            Years Ended
                                              September 30,             December 31,
                                           ------------------         -----------------
                                           1996          1995         1995         1994
                                           ----          ----         ----         ----
                                              (Unaudited)
Sales                                  $ 2,791,761     2,164,153    2,990,736     2,232,548
                                       -----------   -----------  -----------   -----------

Costs and expenses:
  Cost of sales                            684,061       478,322      662,285       474,949
  Operating expenses                     1,665,439     1,215,652    1,718,187     1,236,857
  General and administrative expenses      142,400       150,969      210,251       142,467
  Depreciation                             217,701       148,826      232,006       154,630
                                       -----------   -----------  -----------   -----------
      Total costs and expenses           2,709,601     1,993,769    2,822,729     2,008,903
                                       -----------   -----------  -----------   -----------

      Operating income                      82,160       170,384      168,007       223,645

Other income (expense):
  Interest expense (note 4)                (98,895)      (64,296)     (89,261)      (53,597)
  Loss on disposal of equipment            (11,850)            -            -       (65,055)
  Other income                               2,297         1,792        6,183        (1,561)
                                       -----------   -----------  -----------   -----------
                                          (108,448)      (62,504)     (83,078)     (120,213)
                                       -----------   -----------  -----------   -----------

      Net earnings (loss)              $   (26,288)      107,880       84,929       103,432
                                       -----------   -----------  -----------   -----------
                                       -----------   -----------  -----------   -----------

See accompanying notes to financial statements.

                             LOTS A' BAGELS, INC.

                      Statements of Shareholders' Equity

                Years Ended December 31, 1995 and 1994 and the
                     Nine Months Ended September 30, 1996


                                           Common     Retained
                                           Stock      Earnings     Total
                                           -----      --------     -----

Balance, December 31, 1993               $  10,000      47,358     57,358

Net earnings                                     -     103,432    103,432
                                         ---------     -------    -------

Balance, December 31, 1994                  10,000     150,790    160,790

Net earnings                                     -      84,929     84,929
                                         ---------     -------    -------

Balance, December 31, 1995                  10,000     235,719    245,719

Net loss (unaudited)                             -     (26,288)   (26,288)
                                         ---------     -------    -------

Balance, September 30, 1996 (unaudited)  $  10,000     209,431    219,431
                                         ---------     -------    -------
                                         ---------     -------    -------

See accompanying notes to financial statements.

                             LOTS A' BAGELS, INC.

                           Statements of Cash Flows

                Years Ended December 31, 1995 and 1994 and the
                 Nine Months Ended September 30, 1996 and 1995


                                                        Nine Months Ended          Years Ended
                                                           September 30,           December 31,
                                                    -----------------------     -------------------
                                                         1996         1995        1995       1994
                                                         ----         ----        ----       ----
                                                           (Unaudited)
Cash flows from operating activities:
  Net earnings (loss)                               $   (26,288)    107,880      84,929     103,432
  Adjustments to reconcile net earnings (loss) to
    net cash provided by operating activities:
      Depreciation and amortization                     217,701     148,826     232,006     154,630
      Loss on disposal of assets                         11,850           -           -      65,055
      Interest expense added to shareholder note
        payable                                          13,129      18,980      24,236      26,648
      (Increase) decrease in accounts receivable         (2,729)        508       1,904      (1,400)
      Increase in inventory                              (5,952)     (1,221)     (1,649)    (10,019)
      (Increase) decrease in other current assets        18,079     (19,875)     (2,287)       (455)
      Decrease in other noncurrent assets                     -           -           -       3,272
      Increase (decrease) in accounts payable            (6,986)     26,411       9,371      19,489
      Increase (decrease) in accrued liabilities
        and accrued payroll and benefits                (15,658)     30,120      39,470      24,978
                                                    -----------    --------    --------    --------

          Net cash provided by operating
            activities                                  203,146     311,629     387,980     385,630
                                                    -----------    --------    --------    --------

Cash flows from investing activities:
  Proceeds from sale of equipment                             -           -           -      25,500
  Increase in security and other deposits                (6,790)    (18,500)    (14,825)     (8,500)
  Acquisition of property and equipment                (633,925)   (522,624)   (616,817)   (636,395)
                                                    -----------    --------    --------    --------

          Net cash flows used in investing
            activities                                 (640,715)   (541,124)   (631,642)   (619,395)
                                                    -----------    --------    --------    --------

Cash flows from financing activities:
  Borrowings from bank                                  650,000     415,000     460,000     350,000
  Repayments of loans                                  (211,112)   (135,258)   (161,087)   (175,989)
  Increase (decrease) in bank overdraft                       -     (26,383)    (26,383)     26,383
                                                    -----------    --------    --------    --------

          Net cash flows provided by financing
            activities                                  438,888     253,359     272,530     200,394
                                                    -----------    --------    --------    --------

          Increase (decrease) in cash                     1,319      23,864      28,868     (33,371)

Cash at beginning of period                              31,538       2,670       2,670      36,041
                                                    -----------    --------    --------    --------

Cash at end of period                               $    32,857      26,534      31,538       2,670
                                                    -----------    --------    --------    --------
                                                    -----------    --------    --------    --------

See accompanying notes to financial statements.

                             LOTS A' BAGELS, INC.

                Years Ended December 31, 1995 and 1994 and the
                 Nine Months Ended September 30, 1996 and 1995


                                        Nine Months Ended     Years Ended
                                           September 30,      December 31,
                                        -----------------   ---------------
                                           1996     1995     1995     1994
                                         -------   ------   ------   ------
                                           (Unaudited)
Supplemental disclosure of cash
 flow information:
 Noncash transactions:
   Property and equipment in
    accounts payable                     $     -   44,275        -        -
 Cash paid during the period for:
   Interest                              $88,165   45,315   65,124   24,451

See accompanying notes to financial statements.

                             LOTS A' BAGELS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          December 31, 1995 and 1994

(1)  ORGANIZATION AND OPERATIONS
     Lots A' Bagels, Inc. (the Company) was incorporated in the State of Colorado for the purpose of producing, distributing and selling, at wholesale and retail, bagels and other food products. At December 31, 1995, the Company operated six retail locations in the Colorado Springs area.

     In December 1996, the assets of the Company were acquired by a subsidiary of New York Bagel Enterprises, Inc. pursuant to an Asset Purchase Agreement.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     A summary of significant accounting policies followed by the Company in the preparation of its financial statements is set forth below.

     (a)  INVENTORIES
          Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

     (b)  PROPERTY AND EQUIPMENT
          Property and equipment assets are stated at cost. Major renewals and betterments are capitalized while maintenance, repairs and minor renewals are charged against income when incurred.

          Depreciation of equipment is recognized using primarily an accelerated method over lives of five to seven years. Amortization of leasehold improvements is recognized using primarily the straight-line method and is generally over the term of the lease, normally five to ten years, including renewal options where it is likely the lease will be extended.

     (c)  INCOME TAXES

          The Company operates as an S corporation. As a result, income tax expense or benefit was not recorded in the accompanying financial statements as the results of operations were reported to its shareholders for inclusion in their individual income tax returns.

     (d)  PREOPENING COSTS

          Direct, incremental preopening costs, comprised primarily of the cost of hiring and training employees and rent, are expensed as incurred.

                             LOTS A' BAGELS, INC.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     (e)  USE OF ESTIMATES

          The preparation of financial statements in accordance with generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

     (f)  INTERIM FINANCIAL DATA (UNAUDITED)

          The accompanying balance sheet as of September 30, 1996 and the accompanying statements of operations and cash flows for the nine months ended September 30, 1996 and 1995 and the statement of shareholders' equity for the nine-months ended September 30, 1996 have been prepared by the Company without an audit. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation for such periods have been made. Results for interim periods should not be considered as indicative of results for a full year.

          Footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been omitted herein with respect to the interim financial data. The interim information herein should be read in conjunction with the annual financial information presented herein.

(3)  PROPERTY AND EQUIPMENT
     A summary of property and equipment and accumulated depreciation as of December 31, 1995 and 1994 is as follows:

                                                  1995        1994
                                              ----------   ---------
   Furniture and equipment                    $  836,241     598,966
   Leasehold improvements                        954,074     575,291
                                              ----------   ---------
                                               1,790,315   1,174,257
   Less accumulated depreciation                 475,685     244,438
                                              ----------   ---------
         Net property and equipment           $1,314,630     929,819
                                              ----------   ---------
                                              ----------   ---------

                              LOTS A' BAGELS, INC.

(4)  LONG-TERM DEBT
     Long-term debt at December 31, 1995 and 1994 consists of the following:

                                                                    1995          1994
                                                                    ----          ----

     8.5% note payable to bank, due in monthly installments
       of $12,164 including interest                           $   725,209       350,000
     8.5% subordinated note payable to shareholders                250,884       321,648
     Prime rate plus 2.25% note payable to bank, due in
       monthly installments of $1,667 plus interest                 72,778        54,074
                                                               -----------   -----------
               Total long-term debt                              1,048,871       725,722

     Less current portion of long-term debt                        170,000       370,000
                                                               -----------   -----------

     Long-term debt, less current portion                      $   878,871       355,722
                                                               -----------   -----------

     The aggregate maturities of long-term debt is as follows:

     1996                                                                    $   170,000
     1997                                                                        177,000
     1998                                                                        166,000
     1999                                                                        165,000
     2000                                                                        119,000
     Thereafter                                                                  251,871
                                                                             -----------
                                                                             $ 1,048,871
                                                                             -----------
                                                                             -----------

     The 8.5% note payable to bank is secured by all assets of the Company not otherwise encumbered. In addition, the 8.5% note payable to bank requires the Company to maintain a defined net worth, including the subordinated debt due the shareholders, in the amount of $450,000. The 8.5% note payable to bank also imposes limits on the purchase of property and equipment and compensation to officers and requires defined cash flow coverage of current debt plus lease expense of 1.5 times. The 8.5% note payable to bank is personally guaranteed by the shareholders.

     The loan from shareholders is subordinated to the 8.5% note payable to bank. The 8.5% note payable to bank allows annual payments on the shareholders' loan in the amount of $65,000 and amounts required to pay shareholder income tax provided all other terms of the 8.5% note payable to bank are complied with.

                              LOTS A' BAGELS, INC.

(4)  LONG-TERM DEBT, CONTINUED

     Interest expense includes $24,236 and $26,648 for the years ended
     December 31, 1995 and 1994, respectively, incurred on the shareholder note payable.

(5)  LEASES

     The Company has entered into various lease agreements covering its retail and manufacturing space. Certain leases also provide renewal options. Generally, the lease provisions require the Company to pay a minimum base rent and additional rent for real estate taxes, insurance and common area charges. Lease terms of the operating leases range from approximately two years to ten years. Rent expense for the years ended December 31, 1995 and 1994 amounted to $186,590 and $118,888, respectively.

     Future minimum lease payments under noncancellable operating leases are as follows:

     Year Ending December 31:
     -----------------------
     1996                                                          $   187,200
     1997                                                              195,300
     1998                                                              180,000
     1999                                                              186,800
     2000                                                              199,174
     Thereafter                                                        682,509
                                                                   -----------

     Total minimum lease payments                                  $ 1,630,983
                                                                   -----------
                                                                   -----------

(6)  COMMITMENTS
     The Company has also committed to leases for two new facilities. The aggregate lease commitment for these facilities, which are not included in the data above, are $1,077,600 with terms ranging from seven to fifteen years.

(7)  FINANCIAL INSTRUMENTS FAIR VALUE INFORMATION
     The carrying values of the Company's long-term debt approximates their fair values based on current interest rates of similar instruments. The carrying values of the Company's other financial instruments at December 31, 1995, including cash, accounts receivable, other current assets, accounts payable, and accrued expenses approximate their fair values because of their short maturity.